Business combinations - Summary of Acquisition of Suiteshare (Detail) - Suiteshare [Member] $ in Thousands	Dec. 31, 2021 USD ($)
Disclosure of detailed information about business combination [line items]
Amount paid in cash at the acquisition date	$ 1,816
Amount paid in shares	1,264
Amount paid in installments	151
Amount of earn-out to be paid in cash	227
Total consideration	$ 3,458